Listing Report:Supplement No. 32 dated Apr 30, 2012 to Prospectus dated Apr 11, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Apr 11, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Apr 11, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 574665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$568.83

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Apr-2012)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	8 / 6	Length of status:	11y 2m
Amount delinquent:	$34,880	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,725	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	attractive-benjamins8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying rental property
Purpose of loan:
This loan will be used to as my share of purchasing a modest beach cottage that will be rented for a small annual profit.

My financial situation:
I am a good candidate for this loan because I have good, steady income, some savings and am diligent about making my payments.

Monthly net income: $ 7000
Monthly expenses: $ 3500
Housing: $ 1625
Insurance: $ 200
Car expenses: $0
Utilities: $175
Phone, cable, internet: $120
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $400
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 576389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$170.65

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1995	Debt/Income ratio:	12%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	11 / 9	Length of status:	17y 0m
Amount delinquent:	$658	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$16,256	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	self-reliant-currency2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill consolidation
Purpose of loan:
This loan will be used to...Pay off other bills to increase cash flow and credit score. A higher credit score will allow me to refinance the mortgage and reduce mothly payment.

My financial situation:
I am a good candidate for this loan because...I have a steay and reliable income and I always my bills on time.

Monthly net income: $3870.00
Monthly expenses: $3400.00
Housing: $1700.00
Insurance: $81.00
Car expenses: $500.00
Utilities: $150.00
Phone, cable, internet: $165.00
Food, entertainment: $300.00
Clothing, household expenses: $100
Credit cards and other loans: $300.00
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.90%
Term:	60 months

Lender yield:	25.10%	Borrower rate/APR:	26.10% / 28.70%	Monthly payment:	$300.00

Lender servicing fee:	1.00%	Effective Yield*:	24.48%
		Estimated return*:	14.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1998	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$15,860	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	punctual-compassion0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	720-739 (Sep-2011)
Principal balance:	$6,188.55	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Paying of Debt
Purpose of loan: to get back on my feet
This loan will be used to...pay off debt

My financial situation: is good. I work hard
I am a good candidate for this loan because...I am a hard worker and trying to pay off debt

Monthly net income: $ 6000
Monthly expenses: $
Housing: $ 600
Insurance: $0
Car expenses: $0
Utilities: $100
Phone, cable, internet: $80
Food, entertainment: $100
Clothing, household expenses: $0
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.50%
Term:	60 months

Lender yield:	21.20%	Borrower rate/APR:	22.20% / 24.70%	Monthly payment:	$277.33

Lender servicing fee:	1.00%	Effective Yield*:	20.70%
		Estimated return*:	14.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1995	Debt/Income ratio:	25%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,161	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	buttercup7402	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
House Needs a Facelift
Purpose of loan: Home Improvement
This loan will be used to...Paint my historic bungalow. It's in dire need of a new coat of paint. Don't want the original wood to rot.

My financial situation: Fair, have two full time jobs.
I am a good candidate for this loan because...I've used Prosper before and had great success with it, and I'm working two full time jobs to raise funds for the house painting, just want it done sooner rather than later to help preserve the original wood siding.

Monthly net income: $4200
Monthly expenses: $2900 total for all expenses
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1997	Debt/Income ratio:	27%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,731	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	vigilance-nirvana6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3,000.00
Monthly expenses: $
Housing: $1050.00
Insurance: $350.00 every 24 weeks
Car expenses: $ 75. every two weeks
Utilities: $100.00
Phone, cable, internet: $160.00
Food, entertainment: $75.00 every two weeks
Clothing, household expenses: $50.00 every to weeks
Credit cards and other loans: $150.00
Other expenses: $40.00 every two weeks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$404.54

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1997	Debt/Income ratio:	18%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 4	Length of status:	25y 10m
Amount delinquent:	$632	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,477	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	asset-musician6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Investment
Purpose of loan:
This loan will be used to... put a down payment on a tractor trailer for trucking business.

My financial situation:
I am a good candidate for this loan because...i have been working for the same company for 26 years. I have additional real estate investment income in addition to my salary. My current employer provides health insurance, free housing and utilities.

Monthly net income: $ 8000
Monthly expenses: see below
Housing: $ 0
Insurance: $ 0
Car expenses: $ 500
Utilities: $ 0
Phone, cable, internet: $ 80
Food, entertainment: $ 500
Clothing, household expenses: $ 300
Credit cards and other loans: $ 500
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1996	Debt/Income ratio:	17%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 22	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,466	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	22	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	unconquerable-revenue4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MEDICAL
Purpose of loan: MEDICAL
This loan will be used to...HAVE PROCEDURE

My financial situation:
I am a good candidate for this loan because...MY INCOME IS 59900 A YR PLUS 1900.00 MONTHLY IN CHILD SUPPORT. THIS TOTALS 82,700.00 YR.

Monthly net income: $
Monthly expenses: $
Housing: $1000
Insurance: $
Car expenses: $500
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$568.83

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1994	Debt/Income ratio:	14%
Credit score:	640-659 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$212	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	34	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	newest-moola-student	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for children, second vehicle,
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1972	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	18y 4m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,207	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	duty-kangaroo	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I want to remodel my home.
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.69%	Borrower rate/APR:	14.69% / 18.32%	Monthly payment:	$69.03

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1994	Debt/Income ratio:	24%
Credit score:	640-659 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,586	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	49	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	hope-collector1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2011)
Principal balance:	$3,328.07	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Home Improvement
Purpose of loan: Home Improvement
This loan will be used to...partially re-roof

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 4011.00
Monthly expenses: $
Housing: $ 617
Insurance: $ 200
Car expenses: $ 150
Utilities: $ 143
Phone, cable, internet: $ 125
Food, entertainment: $ 600
Clothing, household expenses: $ 200
Credit cards and other loans: $ 174.20
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$220.92

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1987	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	23y 10m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,858	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	income-hyperdrive8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Business
Purpose of loan:
This loan will be used to start my home improvement business

My financial situation:
I am a good candidate for this loan because I have a steady income and make a good profit working indepently as well.

Monthly net income: $4400
Monthly expenses: $3200
Housing: $700
Insurance: $200
Car expenses: $300
Utilities: $150
Phone, cable, internet: $150
Food, entertainment: $400
Clothing, household expenses: $500
Credit cards and other loans: $200
Other expenses: $600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$285.17

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1998	Debt/Income ratio:	35%
Credit score:	780-799 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,584	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	peace-renewal2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for a wedding
Purpose of loan:
This loan will be used to...For bills that are occurring from wedding expenses.

My financial situation:
I am a good candidate for this loan because... I always pay my bills on time and never miss a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$292.87

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2004	Debt/Income ratio:	27%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	24y 2m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,145	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	peso-comforter3	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to... debt consolidation

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4,000
Monthly expenses: $
Housing: $500
Insurance: $160
Car expenses: $427
Utilities: $150
Phone, cable, internet: $160
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$167.75

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1988	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	13	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,224
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	benjamins-cake00	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repair Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.90%
Term:	60 months

Lender yield:	25.10%	Borrower rate/APR:	26.10% / 28.70%	Monthly payment:	$300.00

Lender servicing fee:	1.00%	Effective Yield*:	24.48%
		Estimated return*:	14.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2004	Debt/Income ratio:	34%
Credit score:	620-639 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,762	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	glowing-repayment5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2011)
Principal balance:	$4,160.19	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate 2 loan payments that are costing me $700 a month. Looking combine both loans into one smaller payment.

My financial situation:
I am a good candidate for this loan because I have a secure job and know I will pay this loan off. I have not had a delinquent account or ever fallen behind on my bills.

Monthly net income: $4301
Monthly expenses: $2450
Housing: $650
Insurance: $57
Car expenses: $0
Utilities: $65
Phone, cable, internet: $180
Food, entertainment: $150
Clothing, household expenses: $150
Credit cards and other loans: $900
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 584015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.00%
Term:	60 months

Lender yield:	12.85%	Borrower rate/APR:	13.85% / 16.15%	Monthly payment:	$197.12

Lender servicing fee:	1.00%	Effective Yield*:	12.80%
		Estimated return*:	10.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-2004	Debt/Income ratio:	14%
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,345	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	positivethnker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,400.00	< 31 days late:	0 ( 0% )	680-699 (Sep-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate debt into one monthly payment at a better rate.

My financial situation:
I am a good candidate for this loan because I have never been late or defaulted on any loans. I had a previous prosper loan last year and even paid it off a year early. I like to keep my debt low.

I've always been a responsible spender and know how to budget.

My credit score is an A rating and I work full time and pay all bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 580640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2009	Debt/Income ratio:	15%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,460	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	best-courteous-coin	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for property
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 581272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1993	Debt/Income ratio:	69%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,791	Stated income:	$1-$24,999
Delinquencies in last 7y:	20	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	courageous-worth716	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fuel Efficient Mobility
Purpose of loan: motorcyle purchase
This loan will be used to... see above

My financial situation: very stable
I am a good candidate for this loan because... I pay my bills on time

Monthly net income: $1300
Monthly expenses: $95.00/mo
Housing: $375.00/mo
Insurance: $76.00/mo
Car expenses: $10.00/wk (gas - part of monthly expenses above)
Utilities: $30~$40/mo
Phone, cable, internet: $ girlfriend pays
Food, entertainment: $ girlfriend pays
Clothing, household expenses: $n/a. (Wawa provides uniform items)
Credit cards and other loans: $138.49/mo to FCC, PayPal $60/mo
Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 582930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1991	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	32y 3m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,405	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	samurai263	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Bills
Purpose of loan:Medical Bills
This loan will be used to...pay medical bills

My financial situation: good
I am a good candidate for this loan because...I have good credit and have a steady job

Monthly net income: $2500
Monthly expenses: $1500
Housing: $0
Insurance: $100.00
Car expenses: $200.00
Utilities: $97.00
Phone, cable, internet: $70.00
Food, entertainment: $100.00
Clothing, household expenses: $50.00
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$511.95

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1990	Debt/Income ratio:	18%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,472	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	gallant-repayment0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate bills into one payment
Purpose of loan:
This loan will be used to...
My financial situation:

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1987	Debt/Income ratio:	18%
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	18 / 18	Length of status:	21y 9m
Amount delinquent:	$12,441	Total credit lines:	38	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$64,613	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	money-multiplier3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to...repair/replace air conditioning unit,repair roof

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5200
Monthly expenses: $3740
Housing: $788
Insurance: $275/6 mo
Car expenses: $250
Utilities: $275/mo
Phone, cable, internet: $310
Food, entertainment: $325
Clothing, household expenses: $300
Credit cards and other loans: $625
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$256.21

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1997	Debt/Income ratio:	18%
Credit score:	660-679 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,487	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	courageous-dime952	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
family
Purpose of loan:
This loan will be used to...home repairs, pay off credit cards, and car loan.

My financial situation: is tight right now.
I am a good candidate for this loan because...I'm a responsible person

Monthly net income: $3200
Monthly expenses: $
Housing: $1108
Insurance: $180
Car expenses: $80
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $50
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$173.58

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1991	Debt/Income ratio:	13%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	4y 0m
Amount delinquent:	$2,072	Total credit lines:	40	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$50	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	graceful-p2ploan227	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Razzmatazz
Purpose of loan:
This loan will be used for working capital in order to add spray tanning as a service of the salon.

My financial situation:
I am a good candidate for this loan because based on my three year projections for Razzmatazz, net income will increase from $8,000 to $20,000.

Monthly net income: $2200
Monthly expenses: $1500
Housing: $0
Insurance: $60
Car expenses: $150
Utilities: $0
Phone, cable, internet: $50
Food, entertainment: $300
Clothing, household expenses: $225
Credit cards and other loans: $260
Other expenses: $455 (day care)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.69%	Borrower rate/APR:	14.69% / 18.32%	Monthly payment:	$86.28

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1997	Debt/Income ratio:	25%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	13y 7m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,707	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	builder349	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	780-799 (Oct-2011)
Principal balance:	$1,701.36	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Car repairs
Purpose of loan:
This loan will be used to repair car used to get me back forth to work.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and repay loans in a timely fashion.

Monthly net income: $2800.50
Monthly expenses: $
Housing: $1800
Insurance: $
Car expenses: $
Utilities: $40.00
Phone, cable, internet: $ 300.00
Food, entertainment: $
Clothing, household expenses: $200.00
Credit cards and other loans: $ 500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$134.85

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1992	Debt/Income ratio:	14%
Credit score:	640-659 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Clerical
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$3,849	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	kindness-halo4	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff credit cards
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2007	Debt/Income ratio:	36%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	20y 3m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,160	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	urbane-p2p926	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal
Purpose of loan:
This loan will be used to...Pay off credit cards

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1300.00
Monthly expenses: $
Housing: $310.00
Insurance: $52.40
Car expenses: $50.00
Utilities: $0
Phone, cable, internet: $114.00
Food, entertainment: $100.00
Clothing, household expenses: 25.00
Credit cards and other loans: $3000.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$404.54

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-2008	Debt/Income ratio:	5%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,542	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	vigilance-stronghold7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement LOAN
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$838.74

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-1983	Debt/Income ratio:	6%
Credit score:	760-779 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	19y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$499,640	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	first-dinero-mangrove	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used for ongoing improvements to the exterior of my house.

My financial situation:
I am employed by IBM and have been employed continually for more than 19 years. I have a very stable income and an experian credit rating of 762. i have never missed a mortgage payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$215.95

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1995	Debt/Income ratio:	45%
Credit score:	760-779 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	18 / 17	Length of status:	5y 11m
Amount delinquent:	$320	Total credit lines:	43	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,792	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	new-ferocious-dollar	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Pre-Owned Vehicle
Purpose of loan: Transportation
This loan will be used to...Buy used vehicle

My financial situation: Stable
I am a good candidate for this loan because..Honest-Trustworthy

Monthly net income: $4800
Monthly expenses: $
Housing: $622.00
Insurance: $76.00
Car expenses: $
Utilities: $85.00
Phone, cable, internet: $74.00
Food, entertainment: $180.00
Clothing, household expenses: $100.00
Credit cards and other loans: $210.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$359.92

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1995	Debt/Income ratio:	14%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$604	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	melodious-principal6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation,home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.00%
Term:	36 months

Lender yield:	8.64%	Borrower rate/APR:	9.64% / 12.43%	Monthly payment:	$417.28

Lender servicing fee:	1.00%	Effective Yield*:	8.62%
		Estimated return*:	6.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2003	Debt/Income ratio:	11%
Credit score:	760-779 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,573	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	AKK1980	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	760-779 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	760-779 (Mar-2012) 780-799 (Sep-2010) 620-639 (Nov-2007)
Principal balance:	$4,109.59	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Home improvement.
Purpose of loan:
Upgrades to rental property as well as minor debt consolidation.

My financial situation:
I am currently under contract with the US Army and have guaranteed continued employment and ability to extend contract. Current monthly incomes include rental income from personally owned property, military allowances and base pay. Tenants renting house signed a new contract for this year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	60 months

Lender yield:	14.51%	Borrower rate/APR:	15.51% / 17.85%	Monthly payment:	$144.35

Lender servicing fee:	1.00%	Effective Yield*:	14.45%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1997	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	23	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$265
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	principal-officer8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Matt's Loan
Purpose of loan:
This loan will be used to help with everyday expenses.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score, which shows that I am a responsible person that always pays back my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1997	Debt/Income ratio:	26%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,752	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	satisfying-integrity4	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3600
Monthly expenses: $1500
Housing: $974
Insurance: $100
Car expenses: $
Utilities: $150
Phone, cable, internet: $120
Food, entertainment: $50
Clothing, household expenses: $
Credit cards and other loans: $75
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$189.61

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1995	Debt/Income ratio:	30%
Credit score:	760-779 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,428	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	orange-currency-cupcake	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation
Purpose of loan: Time Off
This loan will be used to...supplement in an interim period

My financial situation: PNC Bank
I am a good candidate for this loan because...I just need to borrow a small amount to hold me in the interim.

Monthly net income: $1700.00
Monthly expenses: $600.00
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $
Phone, cable, in0ternet: $0
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $550.00
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$439.30

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1993	Debt/Income ratio:	11%
Credit score:	780-799 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$154	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	nourishing-fund715	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to replace the roof and windows on my home.

My financial situation:
I am a good candidate for this loan because i have always paid bills on time and have worked for the same employer for 7 years.

Monthly net income: $3300
Monthly expenses: $1300
Housing: $750
Insurance: $150
Car expenses: $250
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.90%
Term:	60 months

Lender yield:	25.10%	Borrower rate/APR:	26.10% / 28.70%	Monthly payment:	$90.00

Lender servicing fee:	1.00%	Effective Yield*:	24.48%
		Estimated return*:	14.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1987	Debt/Income ratio:	13%
Credit score:	640-659 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	14y 9m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,117	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	integrity-oracle644	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2011)
Principal balance:	$1,721.89	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Medical Bills
Purpose of loan:
This loan will be used to...pay medical bills

My financial situation:
I am a good candidate for this loan because...I do have a monthly income from my monthly pensions that will allow me to pay this loan back.

Monthly net income: $2,250
Monthly expenses: $2,125
Housing: $835.00
Insurance: $238.00
Car expenses: $382.00
Utilities: $250.00
Phone, cable, internet: $100.00
Food, entertainment: $100.00
Clothing, household expenses: $
Credit cards and other loans: $120.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,347	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	friendly-transaction2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Business
Purpose of loan: buy some equipments
This loan will be used to.some for Business..

My financial situation: is good
I am a good candidate for this loan because..I need some equipments.

Monthly net income: $3,800
Monthly expenses: $2,320
Housing: $800
Insurance: $50
Car expenses: $670
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $400
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$220.92

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2002	Debt/Income ratio:	16%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$86,093	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	excellent-peace0	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
housing improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$252.48

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1998	Debt/Income ratio:	30%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	8y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,694	Stated income:	$1-$24,999
Delinquencies in last 7y:	5	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	wonderful-dollar299	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay debts
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.60%
Term:	12 months

Lender yield:	22.43%	Borrower rate/APR:	23.43% / 31.37%	Monthly payment:	$377.14

Lender servicing fee:	1.00%	Effective Yield*:	21.42%
		Estimated return*:	6.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2002	Debt/Income ratio:	17%
Credit score:	640-659 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$5,346	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	decisive-revenue142	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory
Purpose of loan:
This loan will be used to...purchase inventory at a better price to increase profit

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $6600
Monthly expenses: $
Housing: $1200
Insurance: $250
Car expenses: $512
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $800
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,857.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.20%
Term:	60 months

Lender yield:	17.30%	Borrower rate/APR:	18.30% / 20.71%	Monthly payment:	$175.24

Lender servicing fee:	1.00%	Effective Yield*:	17.00%
		Estimated return*:	12.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1991	Debt/Income ratio:	51%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 21	Length of status:	12y 5m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,113	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	Yes
Screen name:	phenomenal-gain6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	5 ( 83% )	720-739 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	1 ( 17% )	800-819 (Oct-2011)
Principal balance:	$6,727.13	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Business Inventory Purchase
Purpose of loan:
This loan will be used as capital toward purchasing inventory for a well established ebay business and online store front.

My financial situation: : good and stable
I am a good candidate for this loan because... ... I plan to invest this capital in an established business to purchase in demand merchandise for profit in the resller e-commerce marketplace.

Monthly net income: $3129.00
Monthly expenses: $300
Housing: $1024.00
Insurance: $256.00
Car expenses: $204
Utilities: $75
Phone, cable, internet: $50
Food, entertainment: $20
Clothing, household expenses: $40
Credit cards and other loans: $660
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 583996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$73.22

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-2004	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,757	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	commitment-mirth2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Furnishings
Purpose of loan:
This loan will be used to purchase home furnishings such as a couch and chair.

My financial situation:
I am a good candidate for this loan because I have the ability to repay the loan.

Monthly net income: $1900.00
Monthly expenses: $
Housing: $600.00
Insurance: $127.00
Car expenses: $225.00
Utilities: $98.00
Phone, cable, internet: $90.00
Food, entertainment: $150.00
Clothing, household expenses: $
Credit cards and other loans: $400.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 584012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$107.98

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1999	Debt/Income ratio:	9%
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,128	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	brightest-camaraderi-serenity	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for a Wedding
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2500
Monthly expenses: $1660
Housing: $830
Insurance: $100
Car expenses: $0
Utilities: $60
Phone, cable, internet: $170
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 584018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$568.83

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1978	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,739	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	hope-game-changer2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Wedding
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ around 12,000
Monthly expenses: $ around 2,000
Housing: $ 700
Insurance: $ 0
Car expenses: $ 0
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ 0
Clothing, household expenses: $ 0
Credit cards and other loans: $ 100
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 584020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$132.73

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1999	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	2	Current / open credit lines:	2 / 2	Length of status:	17y 3m
Amount delinquent:	$1,487	Total credit lines:	13	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,007
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	leverage-rotation9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental expenses
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 584024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$838.74

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1993	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Apr-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	25y 3m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,154	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	sunny-openness0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to... consolidate debt

My financial situation:
I am a good candidate for this loan because...

-Excellent Credit History
-25 years employment with same company

Tired of paying banks interest I rather pay you

Hoping to pay off loan soon
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 584026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.69%	Borrower rate/APR:	14.69% / 18.32%	Monthly payment:	$207.08

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1984	Debt/Income ratio:	9%
Credit score:	700-719 (Apr-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	25y 5m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,792	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	angelhart47	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 61% )	700-719 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	14 ( 39% )	540-559 (Jan-2008) 620-639 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Son moved out!
Purpose of loan: Pay off bills
This loan will be used to...

My financial situation: Stable
I am a good candidate for this loan because I have had a Prosper loan before and paid it off...

Monthly net income: $3345.10
Monthly expenses: $2558
Housing: $1250
Insurance: $183.
Car expenses: $150.
Utilities: $75.
Phone, cable, internet: $200.00
Food, entertainment: $400.00
Clothing, household expenses: $100.00
Credit cards and other loans: $300.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 584054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.90%
Term:	36 months

Lender yield:	28.99%	Borrower rate/APR:	29.99% / 33.97%	Monthly payment:	$84.89

Lender servicing fee:	1.00%	Effective Yield*:	27.66%
		Estimated return*:	12.76%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-2001	Debt/Income ratio:	19%
Credit score:	720-739 (Apr-2012)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$43	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	upright-bonus2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Feb-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Truck
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $2000.00
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.